Exhibit 99.1
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                   Certification of Periodic Financial Report
                   ------------------------------------------

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), the undersigned, William W. Burnham, the Chief Executive Officer and the Acting Chief Financial Officer of Trudy Corporation, a Delaware company (the "Company"), hereby certifies that, to his knowledge:

         (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   September 10, 2002


                                       /s/ WILLIAM W. BURNHAM
                                       -----------------------------------------
                                       William W. Burnham,
                                       Chief Executive Officer and Acting Chief
                                       Financial Officer of the Company


         This Certification is made solely for the purposes of 18 U.S.C. Section 1350 and not for any other purpose and is not being filed as part of the Report.

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